GADSDEN DYNAMIC MULTI-ASSET ETF
SCHEDULE OF INVESTMENTS
June 30, 2026 (Unaudited)

	Shares	Value
EXCHANGE TRADED FUNDS - 82.0%
abrdn Physical Gold Shares ETF (a)(b)	164,705	$6,296,672
Alpha Architect 1-3 Month Box ETF (a)(c)(d)	529,077	61,949,626
Direxion Daily Gold Miners Index Bear 2X ETF (b)	51,259	3,258,022
First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund (b)	22,174	4,251,865
Global X Copper Miners ETF	6,849	527,168
Global X US Infrastructure Development ETF	35,227	2,075,575
iShares AI Innovation and Tech Active ETF	108,238	5,706,307
iShares MSCI Taiwan ETF (b)	19,827	2,153,410
Roundhill Memory ETF (a)	95,741	7,070,473
Schwab Fundamental International Equity ETF	99,555	5,252,522
State Street SPDR Bloomberg Short Term International Treasury Bond ETF	236,428	6,324,449
State Street SPDR S&P Bank ETF (b)	93,047	6,347,666
Vanguard Short-Term Inflation-Protected Securities ETF (c)	1,258,283	63,203,555
TOTAL EXCHANGE TRADED FUNDS (Cost $170,501,391)		174,417,310

COMMON STOCKS - 17.9%
Energy - 0.2%
Coal & Consumable Fuels - 0.2%
Cameco Corp.	5,056	515,004

Industrials - 1.0%
Construction Machinery & Heavy Transportation Equipment - 1.0%
Caterpillar, Inc.	2,005	2,135,124

Information Technology - 16.7%
Semiconductor Materials & Equipment - 6.0%
Applied Materials, Inc.	4,857	3,511,611
KLA Corp.	12,248	3,695,344
Lam Research Corp.	6,411	2,778,079
Teradyne, Inc.	5,517	2,669,345
		12,654,379
Semiconductors - 6.5%
Advanced Micro Devices, Inc. (a)	3,986	2,315,507
Intel Corp. (a)	24,153	3,372,483
Micron Technology, Inc.	3,454	3,986,918
Penguin Solutions, Inc. (a)(b)	24,852	1,889,001
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4,879	2,330,064
		13,893,973
Technology Hardware, Storage & Peripherals - 4.2%
Sandisk Corp. (a)	1,854	4,215,495

GADSDEN DYNAMIC MULTI-ASSET ETF
SCHEDULE OF INVESTMENTS
June 30, 2026 (Unaudited)

	Shares		Value
Seagate Technology Holdings PLC	2,295		$2,214,675
Western Digital Corp.	3,837		2,450,769
			8,880,939
Total Information Technology			35,429,291
TOTAL COMMON STOCKS (Cost $29,150,244)			38,079,419

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (e)	11,719,780		11,719,780
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $11,719,780)			11,719,780

MONEY MARKET FUNDS - 0.1%	Shares
First American Government Obligations Fund - Class X, 3.57% (e)	179,793		179,793
TOTAL MONEY MARKET FUNDS (Cost $179,793)			179,793

TOTAL INVESTMENTS - 105.5% (Cost $211,551,208)			$224,396,302
Liabilities in Excess of Other Assets - (5.5)%		(0.05540)	(11,779,036)
TOTAL NET ASSETS - 100.0%			$212,617,266

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $11,462,970.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Affiliated security as defined by the Investment Company Act of 1940.
(e)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

GADSDEN DYNAMIC MULTI-ASSET ETF

Summary of Fair Value Disclosures as of June 30, 2026 (Unaudited)

Gadsden Dynamic Multi-Asset ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

DESCRIPTION	INVESTMENTS MEASURED AT NET ASSET VALUE	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Investments:
Exchange Traded Funds	$—	$ 174,417,310	$—		$—	$ 174,417,310
Common Stocks	—	38,079,419	—	—	—	38,079,419
Investments Purchased with Proceeds from Securities Lending (a)	11,719,780	—	—	—	—	11,719,780
Money Market Funds	—	179,793	—		—	179,793
Total Investments	$11,719,780	$ 212,676,522	$—		$—	$ 224,396,302
Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

During the fiscal period ended June 30, 2026, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

GADSDEN DYNAMIC MULTI-ASSET ETF

Transactions With Affiliates

The Fund’s transactions with affiliates represent holdings for which it and the underlying exchange-traded fund have the same investment adviser. The Fund had the following transactions with such affiliated funds during the current fiscal period:

	Alpha Architect 1-3 Month Box ETF	Alpha Architect US Quantitative Momentum ETF (a)	Total
Value as of September 30, 2025	$—	$—	$—
Additions	417,081,484	9,898,130	426,979,614
Reductions	(355,762,868)	(9,708,885)	(365,471,753)
Realized gain (loss)	575,434	(189,245)	386,189
Net change in unrealized appreciation (depreciation)	55,576	—	55,576
Value as of June 30, 2026	$61,949,626	$—	$61,949,626

Dividend (Interest) income	$—	$—	—
Capital gain distributions from underlying funds	$—	$—	—

Shares as of March 31, 2026	529,077	—	529,077
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